UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21193

First American Minnesota Municipal Income Fund II, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Jill M. Stevenson, 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-677-3863

Date of fiscal year end: August 31

Date of reporting period: February 28, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

SEMIANNUAL REPORT

February 28, 2014

MXN	Minnesota Municipal Income Fund II

Minnesota Municipal Income Fund II

OUR IMAGE–GEORGE WASHINGTON

His rich legacy as patriot and leader is widely recognized as embodying the sound judgment, reliability, and strategic vision that are central to our brand. Fashioned in a style reminiscent of an 18th century engraving, the illustration conveys the symbolic strength and vitality of Washington, which are attributes that we value at First American.

1	Explanation of Financial Statements

2	Fund Overview

3	Schedule of Investments

6	Statement of Assets and Liabilities

7	Statement of Operations

8	Statements of Changes in Net Assets

9	Financial Highlights

10	Notes to Financial Statements

18	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund’s net asset value (“NAV”) and market price per share. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund’s shares trade. This price, which may be higher or lower than the fund’s NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund’s securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	1

Fund Overview

Portfolio Allocation1

As a percentage of total investments on February 28, 2014

Healthcare Revenue	26%
Housing Revenue	26%
Education Revenue	17%
General Obligations	9%
Leasing Revenue	7%
Utility Revenue	4%
Tax Revenue	3%
Economic Development Revenue	2%
Pre-refunded Issues[2]	2%
Industrial Development Revenue	2%
Miscellaneous Revenue	1%
Recreation Authority Revenue	1%
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2Within the Schedule of Investments, pre-refunded issues are classified under their applicable industries.

Bond Credit Quality Breakdown3

As a percentage of long-term investments on February 28, 2014

AAA	4%
AA	38%
A	23%
BBB	15%
BB	5%
NR	15%
100%

3Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

2	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

Schedule of Investments	February 28, 2014 (unaudited)

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	PAR	FAIR VALUE ¶

(Percentages of each investment category relate to total net assets applicable to outstanding common shares)

Municipal Long-Term Investments — 158.3%
Economic Development Revenue — 3.5%
Minneapolis Development, Limited Tax Supported Common Bond, Series 2007-2A (AMT), 5.13%, 6/1/22	$500,000	$524,160
Moorhead, American Crystal Sugar Company, Recovery Zone Facility, Series 2010, 5.65%, 6/1/27	200,000	215,004

		739,164

Education Revenue — 27.2%
Anoka County, Charter School Lease, Series 2012-A, 5.00%, 6/1/43	100,000	92,214
Baytown Township, St. Croix Preparatory Academy Project, Series 2008-A, 7.00%, 8/1/38	350,000	362,170
Higher Education Facilities, Augsburg College, Series 2006-6J1, 5.00%, 5/1/28	200,000	201,506
Higher Education Facilities, Bethel University, Series 2007-6R, 5.50%, 5/1/24	500,000	512,225
Higher Education Facilities, Macalester College, Series 2012-7S, 3.25%, 5/1/36	600,000	513,582
Higher Education Facilities, University of St. Thomas,
5.00%, 10/1/39, Series 2009-7A	1,000,000	1,049,630
5.25%, 4/1/39, Series 2009-6X	300,000	322,761
St. Paul Housing & Redevelopment Authority, Community Peace Academy Project, Series 2006-A, 5.00%, 12/1/36	510,000	489,217
St. Paul Housing & Redevelopment Authority, Conservatory for Performing Artists Project, Series 2013-A, 4.63%, 3/1/43	110,000	94,426
St. Paul Housing & Redevelopment Authority, German Immersion School Project, Series 2013-A, 5.00%, 7/1/44	425,000	364,340
St. Paul Housing & Redevelopment Authority, Nova Classical Academy, Series 2011-A, 6.38%, 9/1/31	450,000	470,155
University of Minnesota, Series 2011-A, 5.25%, 12/1/29	1,000,000	1,186,420
Woodbury City Charter School Lease, Series 2012-A, 5.00%, 12/1/43	100,000	94,101

		5,752,747

General Obligations — 16.6%
Crow Wing County Jail, Series 2004-B (NATL), 5.00%, 2/1/21 (Pre-refunded 2/1/15 @ 100)¯	550,000	574,558
Fertile City Economic Development Authority, Series 2012-A, 4.00%, 12/1/39	280,000	257,958
Hennepin County, Series 2008-D, 5.00%, 12/1/25	1,000,000	1,110,860
Mankato Independent School District No. 77, School Building Bonds, Series 2014-A (MSDCEP), 4.00%, 2/1/30	1,100,000	1,150,457
St. Louis County Independent School District No. 2142, Series 2014-A (MSDCEP), 3.50%, 2/1/23	400,000	421,220

		3,515,053

Healthcare Revenue — 41.6%
Center City Health Care Facilities, Hazelden Foundation Project, Series 2011, 5.00%, 11/1/41	200,000	206,058
City of Cold Spring, Health Care Facilities, Assumption Home, Series 2013, 5.20%, 3/1/43	375,000	350,051
City of Glencoe Health Care Facilities, Glencoe Regional Health Services Project, Series 2013, 4.00%, 4/1/27	400,000	391,800
City of Sauk Rapids, Good Shepherd Lutheran Home, Series 2013, 5.13%, 1/1/39	100,000	90,075
Glencoe City Health Care Facilities, Glencoe Regional Health Services Project, Series 2013, 4.00%, 4/1/31	230,000	218,224
Maple Grove Health Care Facilities, Maple Grove Hospital, Series 2007, 5.00%, 5/1/20	20,000	21,206
Maple Grove Health Care Facilities, North Memorial Health Care, Series 2005, 5.00%, 9/1/35	210,000	210,815
Minneapolis Health Care Facilities, Walker Campus Project, Series 2012, 4.75%, 11/15/28	450,000	426,659
Minneapolis Health Care Systems, Fairview Health Services,
6.63%, 11/15/28, Series 2008-A	875,000	1,033,401
6.50%, 11/15/38, Series 2008-B (AGC)	535,000	619,578
Minnesota Agricultural & Economic Development Board, Fairview Health Care System, Series 2000-A, 6.38%, 11/15/29	25,000	25,113
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series 2003-C, 6.20%, 12/1/22 ¥	400,000	400,348
Northern Itasca Hospital District, Health Facilities,
5.00%, 12/1/28, Series 2013-C	160,000	163,584
4.40%, 12/1/33, Series 2013-A	250,000	236,395
5.40%, 12/1/33, Series 2013-C	310,000	316,832
Prior Lake Senior Housing, Shepard’s Path Senior Housing, Series 2006-B, 5.70%, 8/1/36	200,000	192,170
Shakopee Health Care Facilities, St. Francis Regional Medical Center, Series 2004, 5.10%, 9/1/25	500,000	502,730
St. Louis Park Health Care Facilities, Park Nicollet Health Services, Series 2009, 5.75%, 7/1/39	715,000	758,715
St. Paul Housing & Redevelopment Authority, Allina Health System, Series 2009-A-1, 5.25%, 11/15/29	450,000	489,821
St. Paul Housing & Redevelopment Authority, HealthEast Project, Series 2005, 6.00%, 11/15/30	600,000	614,142

The accompanying notes are an integral part of the financial statements.

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	3

Schedule of Investments	February 28, 2014 (unaudited)

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	PAR	FAIR VALUE ¶

St. Paul Housing & Redevelopment Authority, Regions Hospital,
5.25%, 5/15/18	$500,000	$501,490
5.30%, 5/15/28	170,000	170,512
St. Paul Housing & Redevelopment Authority, Rossy & Richard Shaller, Series 2007-A, 5.25%, 10/1/42	250,000	223,720
St. Paul Port Authority, HealthEast Midway Campus, Series 2005-A, 5.75%, 5/1/25	600,000	614,424

		8,777,863

Housing Revenue — 41.2%
Minneapolis Housing, Keeler Apartments Project, Series 2007-A, 5.00%, 10/1/37	300,000	270,054
Minneapolis Multifamily Housing, Seward Towers Project, Series 2003 (GNMA), 5.00%, 5/20/36	1,180,000	1,207,305
Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed City Living, Series 2006-A4 (AMT) (FHLMC) (FNMA) (GNMA), 5.00%, 11/1/38	20,851	21,544
Minnesota Housing Finance Agency, Series 2009-E, 5.10%, 1/1/40	765,000	786,168
Minnesota Housing Finance Agency, Homeownership Finance, Series 2011-D (FHLMC) (FNMA) (GNMA), 4.70%, 1/1/31	95,000	100,428
Minnesota Housing Finance Agency, Nonprofit Housing, State Appropriation, Series 2011, 5.00%, 8/1/31	1,000,000	1,070,960
Minnesota Housing Finance Agency, Rental Housing, Series 2011-A, 5.45%, 8/1/41	1,700,000	1,795,863
Minnesota Housing Finance Agency, Residential Housing,
4.70%, 7/1/27, Series 2007-D (AMT)	805,000	815,280
5.65%, 7/1/33, Series 2008-B (AMT)	25,000	26,279
4.85%, 7/1/38, Series 2007-I (AMT)	10,000	10,057
3.90%, 7/1/43, Series 2013-C	735,000	673,598
Moorhead Economic Development Authority, Housing Development Eventide Project, Series 2006-A, 5.15%, 6/1/29	300,000	291,609
Moorhead Senior Housing, Sheyenne Crossing Project, Series 2006, 5.65%, 4/1/41 ¥	330,000	325,743
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal,
5.63%, 10/1/33, Series 2006 ¥	442,730	437,798
5.15%, 11/1/42, Series 2012-A	100,000	89,287
St. Paul Multifamily Housing, Selby Grotto Housing Project, Series 2003 (AMT) (FHA) (GNMA), 5.50%, 9/20/44	655,000	655,380
Wayzata Senior Housing, Folkestone Senior Living Community, Series 2012-A, 6.00%, 5/1/47	110,000	113,390

		8,690,743

Industry Development Revenue — 2.6%
St. Paul Port Authority, Solid Waste Disposal, Series 2012-7 (AMT), 4.50%, 10/1/37	700,000	557,886

Leasing Revenue — 11.9%
City of Forest Lake Charter School Lease, Lakes International Language Academy Project, Series 2014-A, 5.75%, 8/1/44	175,000	176,218
City of Ramsey Lease, Pact Charter School Project, Series 2013-A, 5.50%, 12/1/33	180,000	183,625
Duluth Capital Appreciation Independent School District Number 709, Series 2012-A, Certificate of Participation, Zero Coupon Bond (MSDCEP), 4.22%, 2/1/28 °	600,000	334,836
Minneapolis, Chartered School Lease, Yinghua Academy Project, Series 2013-A, 6.00%, 7/1/43	400,000	395,604
St. Paul Housing & Redevelopment Authority Lease, High Ground Academy Project, Series 2013-A, 5.00%, 12/1/33	200,000	192,928
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center, Series 2008, 5.00%, 12/1/32	100,000	103,416
State of Minnesota General Fund, Series 2012-B, 3.00%, 3/1/30	800,000	722,872
Washington County Housing & Redevelopment Authority, Lower St. Croix Valley Fire Protection, Series 2003, 5.13%, 2/1/24	400,000	400,452

		2,509,951

Miscellaneous Revenue — 1.8%
St. Paul Housing & Redevelopment Authority, Parking Facilities Project, Series 2010-A, 5.00%, 8/1/30	340,000	368,655

Recreation Authority Revenue — 1.4%
Moorhead Golf Course, Series 1998-B, 5.88%, 12/1/21 ¥	300,000	300,147

Tax Revenue — 4.2%
City of Minneapolis Development, Limited Tax Supported Common Bond Fund, Series 2013-1, 4.75%, 6/1/39	600,000	615,138
Minneapolis Tax Increment, St. Anthony Falls Project, Series 2005, 5.65%, 2/1/27 ¥	150,000	145,839
St. Paul Housing & Redevelopment Authority Tax Increment, Upper Landing Project, Series 2012, 5.00%, 3/1/29	130,000	128,111

		889,088

The accompanying notes are an integral part of the financial statements.

4	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	PAR/ SHARES	FAIR VALUE ¶

Utility Revenue — 6.3%
Chaska Electric,
5.00%, 10/1/30, Series 2005-A	$500,000	$523,980
6.10%, 10/1/30, Series 2000-A	10,000	10,043
Northern Municipal Power Agency, Minnesota Electric System, Series 2008-A (AGC),
5.00%, 1/1/18	300,000	345,357
5.00%, 1/1/20	250,000	279,362
Southern Minnesota Municipal Power Agency, Series 1994-A, Zero Coupon Bond (NATL), °
3.35%, 1/1/24	115,000	82,928
3.62%, 1/1/26	100,000	65,388
3.83%, 1/1/27	40,000	24,574

		1,331,632

Total Municipal Long-Term Investments (Cost: $32,781,548)		33,432,929

Short-Term Investment — 0.1%
Federated Minnesota Municipal Cash Trust, Institutional Shares, 0.01% W (Cost: $22,356)	22,356	22,356

Total Investments ▲ — 158.4% (Cost: $32,803,904)		33,455,285

Preferred Shares at Liquidation Value — (61.6)%		(13,000,000)

Other Assets and Liabilities, Net — 3.2%		666,501

Total Net Assets Applicable to Outstanding Common Shares — 100.0%		$21,121,786

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¥	Security considered illiquid. As of February 28, 2014, the fair value of these investments was $1,609,875 or 7.6% of total net assets applicable to outstanding common shares. See note 2 in Notes to Financial Statements.

¯	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

°	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of February 28, 2014.

W	The rate shown is the annualized seven-day effective yield as of February 28, 2014.

▲	On February 28, 2014, the cost of investments for federal income tax purposes was approximately $32,803,904. The approximate aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,347,169
Gross unrealized depreciation	(695,788)

Net unrealized appreciation	$651,381

AGC–Assured Guaranty Corporation

AMT–Alternative Minimum Tax. As of February 28, 2014, the aggregate fair value of securities subject to the AMT was $2,610,586, which represents 12.4% of total net assets applicable to common shares.

FHA–Federal Housing Administration

FHLMC–Federal Home Loan Mortgage Corporation

FNMA–Federal National Mortgage Association

GNMA–Government National Mortgage Association

MSDCEP–Minnesota School District Credit Enhancement Program

NATL–National Public Finance Guarantee Corporation

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	5

Statement of Assets and Liabilities	February 28, 2014 (unaudited)

Assets:
Unaffiliated investments, at fair value (Cost: $32,803,904) (note 2)	$33,455,285
Receivable for investments sold	300,199
Receivable for accrued interest	434,987
Prepaid expenses and other assets	23,204

Total assets	34,213,675

Liabilities:
Payable for preferred share distributions (note 3)	137
Bank overdraft	5
Payable for investment advisory fees	8,874
Payable for administration fees	5,071
Payable for postage and printing fees	3,526
Payable for audit fees	9,204
Payable for auction agent fees	12,140
Payable for legal fees	22,598
Payable for pricing fees	1,243
Payable for transfer agent fees	8,508
Payable for other expenses	20,583

Total liabilities	91,889

Preferred shares, at liquidation value (note 3)	13,000,000

Net assets applicable to outstanding common shares	$21,121,786

Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$20,798,974
Undistributed net investment income	201,613
Accumulated net realized loss on investments	(530,182)
Net unrealized appreciation of investments	651,381

Net assets applicable to outstanding common shares	$21,121,786

Net asset value and market price of common shares:
Net assets applicable to outstanding common shares	$21,121,786
Common shares outstanding (authorized 200 million shares of $0.01 par value)	1,472,506
Net asset value per share	$14.34
Market price per share	$13.92

Liquidation preference of preferred shares (note 3):
Net assets applicable to preferred shares	$13,000,000
Preferred shares outstanding (authorized one million shares)	520
Liquidation preference per share	$25,000

The accompanying notes are an integral part of the financial statements.

6	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

Statement of Operations	For the six-month period ended February 28, 2014 (unaudited)

Investment Income:
Interest from unaffiliated investments	$840,743
Dividends from unaffiliated money market fund	154

Total investment income	840,897

Expenses (note 5)
Investment advisory fees	57,943
Administration fees	33,110
Auction agent fees	4,865
Custodian fees	934
Auction commission fees	16,379
Postage and printing fees	7,769
Transfer agent fees	11,557
Listing fees	4,342
Directors’ fees	34,548
Legal fees	17,664
Audit fees	28,935
Insurance fees	17,220
Pricing fees	4,493
Other expenses	16,945

Total expenses	256,704

Net investment income	584,193

Net realized and unrealized gains (losses) on investments (notes 2 and 4):
Net realized loss on investments	(532,720)
Net change in unrealized appreciation or depreciation of investments	1,905,304

Net gain on investments	1,372,584

Distributions to preferred shareholders (note 2):
From net investment income	(6,848)

Net increase in net assets applicable to outstanding common shares resulting from operations	$1,949,929

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	7

Statements of Changes in Net Assets

	Six-Month Period Ended 2/28/14 (unaudited)	Year Ended 8/31/13
Operations:
Net investment income	$584,193	$1,194,522
Net realized gain (loss) on investments	(532,720)	208,360
Net change in unrealized appreciation or depreciation of investments	1,905,304	(3,679,181)
Distribution to preferred shareholders from net investment income (note 2)	(6,848)	(27,091)

Net increase (decrease) in net assets applicable to outstanding common shares resulting from operations	1,949,929	(2,303,390)

Distributions to common shareholders (note 2):
From net investment income	(552,190)	(1,130,148)
From net realized gain on investments	(126,194)	(35,929)

Total distributions	(678,384)	(1,166,077)

Total increase (decrease) in net assets applicable to outstanding common shares	1,271,545	(3,469,467)

Net assets applicable to outstanding common shares at beginning of period	19,850,241	23,319,708

Net assets applicable to outstanding common shares at end of period	$21,121,786	$19,850,241

Undistributed net investment income	$201,613	$176,458

The accompanying notes are an integral part of the financial statements.

8	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

Financial Highlights

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Six-Month Period Ended 2/28/14 (unaudited)		Year Ended August 31,
			2013	2012	2011	2010	2009
Per-Share Data
Net asset value, common shares, beginning of period	$13.48		$15.84	$14.59	$15.08	$13.34	$13.78

Operations:
Net investment income	0.40		0.81	0.83	0.87	0.92	0.89
Net realized and unrealized gain (losses) on investments and futures contracts	0.93		(2.36)	1.25	(0.49)	1.72	(0.45)
Distributions to preferred shareholders:
From net investment income	(—	) [5]	(0.02)	(0.02)	(0.03)	(0.03)	(0.15)

Total from operations	1.33		(1.57)	2.06	0.35	2.61	0.29

Distributions to common shareholders:
From net investment income	(0.38)		(0.77)	(0.81)	(0.84)	(0.87)	(0.73)
From net realized gain on investments	(0.09)		(0.02)	—	—	—	—

Total distributions to common shareholders	(0.47)		(0.79)	(0.81)	(0.84)	(0.87)	(0.73)

Net asset value, common shares, end of period	$14.34		$13.48	$15.84	$14.59	$15.08	$13.34

Market value, common shares, end of period	$13.92		$13.46	$16.94	$15.15	$15.22	$14.13

Selected Information
Total return, common shares, net asset value [1]	10.16	% [6]	(10.44)%	14.49%	2.64%	20.20%	2.76%
Total return, common shares, market value [2]	7.01	% [6]	(16.60)%	17.43%	5.34%	14.22%	15.43%
Net assets applicable to outstanding common shares at end of period (in millions)	$21		$20	$23	$21	$22	$20
Ratio of expenses to average weekly net assets applicable to outstanding common shares before fee reimbursements [3]	2.54	% [7]	2.31%	2.45%	2.25%	1.86%	2.09%
Ratio of expenses to average weekly net assets applicable to outstanding common shares after fee reimbursements [3]	2.54	% [7]	2.31%	2.45%	2.25%	1.86%	2.09%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares before fee reimbursements [3]	5.77	% [7]	5.27%	5.44%	6.18%	6.50%	7.25%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares after fee reimbursements [3]	5.77	% [7]	5.27%	5.44%	6.18%	6.50%	7.25%
Portfolio turnover rate	22%		24%	11%	15%	17%	17%
Net assets applicable to remarketed preferred shares, end of period (in millions)	$13		$13	$13	$13	$13	$13
Asset coverage per remarketed preferred share (in thousands) [4]	$66		$63	$70	$66	$68	$63
Liquidation preference and market value per remarketed preferred share (in thousands)	$25		$25	$25	$25	$25	$25

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.
[4]	Represents net assets applicable to outstanding common shares plus preferred shares at liquidation value divided by preferred shares outstanding.
[5]	Amount rounds to less than $0.01 per share.
[6]	Total return has not been annualized.
[7]	Annualized.

The accompanying notes are an integral part of the financial statements.

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	9

Notes to Financial Statements	(unaudited as to February 28, 2014)

(1)	Organization

First American Minnesota Municipal Income Fund II, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a non-diversified, closed-end management investment company. The fund invests primarily in Minnesota municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by one of the fund’s sub-advisors, Nuveen Asset Management, LLC (“NAM”). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by NAM. The fund’s investments may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund’s investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Fund shares are listed on the NYSE MKT under the symbol MXN.

The fund concentrates its investments in Minnesota and therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

(2)	Summary of Significant Accounting Policies

Security Valuations

Security valuations for the fund’s investments are generally furnished by an independent pricing service that has been approved by the fund’s board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund’s board of directors. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by the fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by the fund’s investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices, are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. As of February 28, 2014, the fund held no internally fair valued securities.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

GAAP requires disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transactions between market participants at the measurement date (i.e. the exit price). GAAP establishes a three-tier fair value hierarchy for observable and unobservable inputs used in measuring fair value. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability and are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

10	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the fund’s board of directors.

The fair value levels are not necessarily an indication of the risk associated with investing in these investments.

As of February 28, 2014, the fund’s investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments
Municipal Long-Term Investments	$—	$33,432,929	$—	$33,432,929
Short-Term Investment	22,356	—	—	22,356

Total Investments	$22,356	$33,432,929	$—	$33,455,285

Refer to the Schedule of Investments for further security classification.

During the six-month period ended February 28, 2014, the fund recognized no transfers between fair value levels.

Valuation Methodologies for Fair Value Measurements Categorized within Level 2

Municipal Long-Term Investments

Municipal long-term investments are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Valuation Process for Fair Value Measurements

The fund’s board of directors (the “board”) has adopted policies and procedures for the valuation of the fund’s investments (the “valuation procedures”). The valuation procedures establish a valuation committee consisting of representatives from USBAM’s investment management, legal, treasury and compliance departments (the “valuation committee”). The board has authorized the valuation committee to make fair value determinations in accordance with the valuation procedures. The audit committee of the board meets on a regular basis to, among other things, review fair value determinations made by the valuation committee, monitor the appropriateness of any previously determined fair value methodology, and approve in advance any proposed changes to such methodology, and it presents such changes for ratification by the board.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	11

Notes to Financial Statements

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gain distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund’s dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Taxes

Federal

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of February 28, 2014, the fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred straddle losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period in which the differences arise.

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of common and preferred share distributions paid during the six-month period ended February 28, 2014 (estimated) and the fiscal year ended August 31, 2013, were as follows:

	2/28/14	8/31/13
Distributions paid from:
Tax exempt income	$559,038	$1,157,464
Ordinary income	—	—
Long-term capital gains .	126,194	35,929

	$685,232	$1,193,393

As of August 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$179,235
Undistributed ordinary income	2,668
Undistributed long-term capital gain (loss)	129,157
Unrealized appreciation (depreciation)	(1,254,348)
Other accumulated gain (loss).	(5,445)

Accumulated earnings (deficit)	$(948,733)

Under the Regulated Investment Company Modernization Act of 2010, the funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

12	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

For federal income tax purposes, the fund had no capital loss carryovers at August 31, 2013, the fund’s most recently completed fiscal year. During the fiscal year ended August 31, 2013, the fund utilized $41,578 of capital loss carryovers.

State

Minnesota taxable net income is generally based on federal taxable income. The portion of tax-exempt dividends paid by the fund that is derived from interest on Minnesota municipal bonds will be excluded from Minnesota taxable net income of individuals, estates, and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the fund. The remaining portion of these dividends, and dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates, and trusts, except for dividends directly attributable to interest on obligations of the U.S. Government, its territories and possessions.

In 1995, Minnesota enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest and its taxation of interest on obligations of governmental issuers in other states unlawfully discriminates against interstate commerce. See Minn. Stat. § 289A.50, subd. 10. This provision applies to taxable years that begin during or after the calendar year in which any such determination becomes final.

The U.S. Supreme Court has held that a state which exempts from taxation interest on the bonds of the state and its political subdivisions, while subjecting to tax interest on bonds of other states and their political subdivisions, does not violate the Commerce Clause. However, the Court has not dealt with the treatment of private activity bonds, which leaves open the possibility that a court in the future could hold that a state’s discriminatory treatment of private activity bonds of issuers located within or outside the state violates the Commerce Clause.

Derivatives

The fund may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The fund’s investment objective allows the fund to enter into various types of derivative contracts, including, but not limited to, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements that may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. As of February 28, 2014, the fund had no outstanding derivative contracts.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange in which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	13

Notes to Financial Statements

outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of February 28, 2014, the fund had no outstanding futures contracts.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of February 28, 2014, the fund had no outstanding when-issued or forward-commitment securities.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to “rollover” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of February 28, 2014, the fund had no dollar roll transactions.

Illiquid or Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund’s board of directors as reflecting fair value. Illiquid securities may include restricted securities, which are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale.

As of February 28, 2014, the fund held five illiquid securities, the fair value of which was $1,609,875, which represents 7.6% of total net assets applicable to outstanding common shares. As of February 28, 2014, there were no restricted securities. Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Par	Date Acquired	Cost Basis
Minneapolis Tax Increment, Village at St. Anthony Falls Project, Series 2005, 5.65%, 2/1/27	$150,000	11/05	$150,000
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series 2003-C, 6.20%, 12/1/22	400,000	05/03	405,255
Moorhead Golf Course, Series 1998-B, 5.88%, 12/1/21	300,000	11/02	301,992
Moorhead Senior Housing, Sheyenne Crossing Project, Series 2006, 5.65%, 4/1/41	330,000	04/06	325,483
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal, Series 2006, 5.63%, 10/1/33	442,730	10/06	449,923

Inverse Floaters

As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters may provide investment leverage. The market values of inverse floaters will generally be more volatile than those of fixed-rate, tax-exempt securities. Therefore, to the extent the fund invests in inverse floaters, the net asset value of the fund’s shares may be more volatile than if the fund did not invest in such securities. As of and for the six-month period ended February 28, 2014, the fund had no outstanding investments in inverse floaters.

14	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund’s custodian or sub custodian until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of February 28, 2014, the fund had no outstanding repurchase agreements.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Period End

On April 1, 2014 the fund announced its issuance of a new series of preferred stock, Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) through a private placement with a qualified institutional buyer. The proceeds of $13 million generated by the issuance of the VMTP Shares have been deposited in trust with Bank of New York Mellon and will be used to redeem all of the outstanding auction preferred shares (“AP shares”) at their liquidation preference of $25,000 per share in early May 2014.

The VMTP Shares have a term redemption date of May 1, 2017. VMTP dividends will be set weekly at a spread to the Securities Industry and Financial Markets Association Municipal Swap Index (“SIFMA”) and are preferred securities that are senior, with priority in all respects, to shares of the fund’s common stock in liquidation and as to payments of dividends. The initial spread to SIFMA is 0.95% and is subject to increase under certain circumstances. The VMTP Shares are equal in priority to the AP shares.

On April 14, 2014, TIAA-CREF announced an agreement to acquire Nuveen Investments, Inc. The acquisition is expected to be completed by December 31, 2014, subject to customary closing conditions, including approval by the shareholders of the fund. The current sub-advisors of the fund, NFA and NAM, are, respectively, direct and indirect wholly-owned subsidiaries of Nuveen Investments, Inc.

(3)	Auction Preferred Shares

As of February 28, 2014, the fund had 520 auction preferred shares (“AP shares”) outstanding with a liquidation preference of $25,000 per share. The dividend rate on the AP shares is adjusted every seven days (on Fridays), as determined through an auction process conducted by Bank of New York (the “Auction Agent”).

Normally, the dividend rates on the AP shares are set at the market clearing rate determined through an auction process that brings together bidders who wish to buy AP shares and holders of AP shares who wish to sell. Since February 15, 2008, however, sell orders have exceeded bids and the regularly scheduled auctions for the fund’s AP shares have failed. When an auction fails, the fund is required to pay the maximum applicable rate on the AP shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The maximum applicable rate on the AP shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

During any dividend period, the maximum applicable rate may be higher than the dividend rate that would have been set had the auction been successful. This increases the fund’s cost of leverage and reduces the fund’s common share earnings. On February 28, 2014, the maximum applicable rate was 0.10%.

In the event of a failed auction, holders of AP shares will continue to receive dividends at the maximum applicable rate, but generally will not be able to sell their shares until the next successful auction. There is no way to predict when or if future auctions might succeed in attracting sufficient buyers for the shares offered.

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	15

Notes to Financial Statements

(4)	Investment Security Transactions

Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six-month period ended February 28, 2014, aggregated $3,853,089 and $4,217,764, respectively.

(5)	Fees and Expenses

Investment Advisory Fees

Pursuant to an investment advisory agreement, USBAM, a subsidiary of U.S. Bank National Association (“U.S. Bank”), manages the fund’s assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.35% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the fund and the related money market funds, USBAM will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as “Fee reimbursements” in the Statement of Operations.

NAM and Nuveen Fund Advisors, Inc. (“NFA”) each serve as investment sub-advisor to the fund pursuant to separate investment sub-advisory agreements with USBAM. NAM makes investment decisions for the fund, places purchase and sale orders for the fund’s portfolio transactions, and employs the fund’s portfolio managers and the securities analysts that provide research services relating to the fund. NFA provides certain other investment sub-advisory services to the fund, including assisting in the supervision of the fund’s investment program, risk monitoring, managing the forms and level of leverage employed by the fund, assisting in dividend and distribution level determinations, providing tax advice on issues arising in connection with management of the fund’s portfolio, and assisting with pricing of the fund’s portfolio securities. USBAM pays monthly fees to NAM and NFA for the services provided under their respective sub-advisory agreements with USBAM. USBAM pays NAM and NFA a monthly fee at an annual rate of 0.25% and 0.05%, respectively, based upon average weekly net assets.

Administration Fees

USBAM serves as the fund’s administrator pursuant to an administration agreement between USBAM and the fund. Under this agreement, USBAM receives a monthly administration fee in an amount equal to an annualized rate of 0.20% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Pursuant to a sub-administration agreement between USBAM and NFA, USBAM also pays NFA an annual fee, calculated weekly and paid monthly, equal to 0.05% of the average weekly net assets of the fund for certain administrative and other services that NFA provides to the fund.

Auction Agent Fees

The fund has entered into an auction agency agreement with the Auction Agent. The auction agency agreement provides the Auction Agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the fund’s average amount of preferred shares outstanding. For its fee, the Auction Agent will act as agent of the fund in conducting the auction of preferred shares at which the applicable dividend rate is determined for each seven-day dividend period.

Custodian Fees

U.S. Bank serves as the fund’s custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund is equal to an annual rate of 0.005% of average weekly net assets, including preferred shares. These fees are computed weekly and paid monthly.

16	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the six-month period ended February 28, 2014, custodian fees were increased by $106 as a result of overdrafts and not reduced as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, auction agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors’ fees and expenses, legal, auditing and accounting services, insurance, pricing, interest, taxes, and other miscellaneous expenses.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

(6)	Indemnifications

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	17

Notice to Shareholders	(unaudited)

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities is available at firstamericanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. A description of the fund’s policies and procedures is also available without charge, upon request, by calling 800.677.3863.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund’s Form N-Q is available (1) without charge upon request by calling 800.677.3863 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the fund’s Form N-Q at the Commission’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter-end.

18	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

How we collect your information

We obtain nonpublic information about you during the account opening process from the applications and other forms you are asked to complete and from the transactions you make with us. We may also receive nonpublic information about you from companies affiliated with us or from other companies that provide services to you. We do not use nonpublic information received from our affiliates for marketing purposes.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

To protect nonpublic personal information about you, we restrict access to such information to only those employees and authorized agents who need to use the information. We maintain physical, electronic, and procedural safeguards to maintain the confidentiality and security of nonpublic information about you. In addition, we require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share some or all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by

• First American Funds, Inc.	• American Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc.	• Minnesota Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc. II	• First American Minnesota Municipal Income Fund II, Inc.
• American Strategic Income Portfolio Inc. III	• American Income Fund Inc.
• American Select Portfolio Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	19

BOARD OF DIRECTORS

Leonard Kedrowski

Chairperson of Minnesota Municipal Income Fund II

Owner and President of Executive and Management Consulting, Inc.

Roger Gibson

Director of Minnesota Municipal Income Fund II

Director of Charterhouse Group, Inc.

John Kayser

Director of Minnesota Municipal Income Fund II

Retired; former Principal of William Blair & Company, LLC

Richard Riederer

Director of Minnesota Municipal Income Fund II

Owner and Chief Executive Officer of RKR Consultants, Inc.

James Wade

Director of Minnesota Municipal Income Fund II

Owner and President of Jim Wade Homes

Minnesota Municipal Income Fund II Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

Minnesota Municipal Income Fund II

2014 Semiannual Report

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

4/2014    0043-14    MXN-SAR

Item 2—Code of Ethics

Not applicable to the semi-annual report.

Item 3—Audit Committee Financial Expert

Not applicable to the semi-annual report.

Item 4—Principal Accountant Fees and Services

Not applicable to the semi-annual report.

Item 5—Audit Committee of Listed Registrants

Not applicable to the semi-annual report.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the semi-annual report.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the semi-annual report.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act.

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this item.

Item 11—Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)	Not applicable.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First American Minnesota Municipal Income Fund II, Inc.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date: April 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date: April 21, 2014

By:	/s/ Jill M. Stevenson
Jill M. Stevenson
Treasurer

Date: April 21, 2014